EXHIBIT 10
EMPLOYMENT AGREEMENTS

August 12, 1992


Mr. Robert J. McKenna
4763 Sunwood Drive
Toledo, Ohio  43623

Dear Bob:

I want to encourage you to accept our offer to the position of President and Chief Operating Officer of Acme Electric Corporation.

In addition to our offer letter of August 11, 1992 I wish to give you assurance that it is my intent and the intent of the Board of Directors to groom you as my eventual replacement as Chief Executive Officer.

Since you have expressed some concern with respect to timing I wish to extend to you the guarantee that in the event you are terminated without just cause from the Corporation you will paid full salary for a period of six months. Furthermore in the event you are not promoted to the position of Chief Executive Officer within a period of three years you will be extended the option of resigning with six months salary being paid to you by the Corporation beginning with the date of your resignation letter.

Bob I hope that our offer meets your requirements and look forward to working with you.

Sincerely,

/s/

G. Wayne Hawk

                              EMPLOYMENT AGREEMENT


    AGREEMENT made as of the 30th day of June 1995 by and between Acme Electric Corporation, a New York corporation, having an office at 400 Quaker Road, East Aurora, New York, (the "Company") and Mr. Daniel K. Corwin, residing at 105 Curley Drive, Orchard Park, New York, ("Mr. Corwin").

                              W I T N E S S E T H:

    WHEREAS, Mr. Corwin is Senior Vice President and Chief Financial Officer ("CFO") of the Company; and

    WHEREAS, the Company believes that it is in its best interest to assure the continued services of Mr. Corwin as its Senior Vice President and CFO on the terms and conditions hereinafter set forth; and

    WHEREAS, Mr. Corwin is desirous of receiving assurances that should a "change in control" hereinafter defined take place at the Company, he will be provided with security as to his position, compensation and benefits.

    NOW, THEREFORE, in consideration of the premises and the mutual agreement hereinafter contained, the parties hereto agree as follows:

    1. The Company hereby employs Mr. Corwin and Mr. Corwin hereby accepts employment with the Company as its Senior Vice President and CFO upon the terms and conditions herein contained.

    2A. The initial Term shall be for a period commencing on the date hereof and terminating two years from the date of commencement or two years from its most recent extension date, whichever is later.

    At the end of each month during the Term, the Term shall be automatically continued and extended for one additional month, unless on or before fifteen days prior to the end of any month during the Term, the Company shall give to Mr. Corwin or Mr. Corwin shall give to the Company a notice of intent not to extend. Then, in such event, the Term as theretofore automatically extended shall be deemed further extended for one additional month, and thereafter there shall be no further automatic extensions. (As an example, should the Company or Mr. Corwin give to the other party a written notice of intent not to extend on November 15, 1995, the Agreement would be deemed extended to, and would expire on, December 31, 1997.) "Term" as used in this Agreement shall be deemed to mean the period of employment from the date hereof through June 30, 1997, or as automatically extended pursuant to this Paragraph 2A.

    2B. Should the Company breach this Agreement pursuant to the provisions of Paragraphs 8A, 8B, 8C or 9 herein, Mr.Corwin shall be entitled to the following:
         a. Payments in an amount equal to the base salary payable over the then remaining Term of the Agreement, with such base salary to be in an amount equal to Mr. Corwin's salary in effect prior to such breach, plus bonus. The bonus amount will be equal to the average of Mr. Corwin's greatest two out of the previous three years' bonuses, or 20% of base salary, whichever is greater.
         b. Full medical insurance benefits and life insurance benefits comparable to those enjoyed prior to such breach, which shall extend for the duration of Mr. Corwin's life or until he accepts other full-time employment.
         c. Payments made pursuant to this paragraph 2B shall be made monthly from the date the Company breached this Agreement throughout the then remaining Term of the Agreement, or at Mr. Corwin's option in a lump sum, within thirty
(30) days of notification of such breach. Such lump sum shall be an amount equal to the discounted present value of the payments which were to be paid over the Term specified herein discounted at a rate of 10% per annum.

    2C. "Change in control" as used in this Agreement shall mean any one of the following:
          a. An acquisition of 35% or more of the Company's stock, or merger or consolidation by or with another entity or group;
          b. A tender offer or tender offers for the Company's stock, in which 35% or more of the outstanding stock of the Company is tendered or purchased by a single entity or affiliated group;
          c. A reclassification of securities or recapitalization of the Company which directly or indirectly, disproportionately increases or decreases the outstanding shares of any class of equity securities of the Company by 35% or more;
          d. A sale, lease, exchange, mortgage, pledge, transfer or other disposition of substantially all the assets of the Company approved by the Board of Directors;
          e. A change in control shall be deemed to have occurred if at any time less than 51% of the members of the Board of Directors shall be persons who were either nominated for election by the Board of Directors or were elected by the Board of Directors.

    3. Except as otherwise provided herein during the Term of the Agreement, the Company shall employ Mr. Corwin as its Senior Vice President and CFO and he shall serve the Company in such capacity, performing the normal duties of a Senior Vice President and CFO of a corporation in the Company's business, subject at all times to the direction and control of the Board of Directors of the Company, shall devote his time, attention, skill and energy to the business, welfare and affairs of the Company, and shall use his best efforts to promote the interests of the Company, it being understood that the conduct of such duties does not require his attendance at the offices of the Company during any particular fixed periods. Mr. Corwin hereby consents to continue to serve as a Director of any subsidiary of the Company without additional compensation.

    4A. The Company shall pay and Mr. Corwin shall accept as compensation for all services to be rendered hereunder and during the Term, a base salary determined by the Board of Directors of the Company pursuant to its normal procedure for setting yearly salaries for officers of the Company (currently, $135,000 per annum). Such payments hereunder shall be payable in accordance with the prevailing salary payroll practices of the Company and subject to such deductions as are agreed to by Mr. Corwin. Nothing contained in this Agreement shall be deemed to prevent the Company during the Term hereof from giving bonuses or other additional consideration to Mr. Corwin from time to time as determined by the Board of Directors or, except as otherwise specifically provided herein, prevent Mr. Corwin from receiving benefits in accordance with any benefit plan or program made available by the Company to its officers or salaried employees.

    4B. The Company shall reimburse Mr. Corwin for all expenses reasonably incurred by him in connection with his performance of services to the Company, including entertainment and travel. Mr. Corwin shall be entitled to receive or participate in all other fringe benefits, such as medical and hospital plans, profit-sharing plans and pension plans, stock options under the then existing corporate stock option plan (currently 5,000 shares following each year of profitable operation), and use and maintenance of an automobile, which the Company may generally make available to its executive employees.

    4C. Notwithstanding anything herein to the contrary, the Company shall not be obligated to pay any portion of any amount otherwise payable to Mr. Corwin pursuant to this Agreement if the Company could not reasonably deduct such portion in accordance with the Internal Revenue Code then in effect.

    5A. Mr. Corwin acknowledges that during the course of his employment hereunder, he will acquire, possess and become exposed to confidential and proprietary information and materials of the Company. Accordingly, during his employment hereunder and for a period of two (2) years thereafter, he shall not, for any reason whatever, except in the regular authorized course of the Company's business under appropriate secrecy provisions, directly or indirectly, use or exploit or disclose or divulge to anyone (who is not authorized to receive the same), without the prior written permission of the Company, any proprietary information, including, but not limited to, trade secrets, know-how, data, materials or other knowledge relating to or pertaining to the business of the Company, unless the same (i) has been published and/or has become a part of the public domain other than by Acts of Omission by Mr. Corwin; (ii) has been lawfully furnished or made known to Mr. Corwin by a third party without restriction on disclosure or use; and (iii) was in Mr. Corwin's possession at the time he first became associated with the Company and was not acquired by Mr. Corwin either directly or indirectly from the Company.

    5B. All documents, records, prototypes or other tangible embodiments or evidence of the discoveries, trade secrets, information, know-how, data, materials or other knowledge previously referred to, which may at any time be acquired by or come into the possession of Mr. Corwin during his employment hereunder (except materials excluded in Subparagraph A hereof), are the sole and exclusive property of the Company and must be surrendered to the Company, without demand therefor, upon termination of Mr. Corwin's employment hereunder, or upon the request by the Company at any other time; and, in addition, prior to such termination of employment or upon the reasonable request by the Company at any other time, Mr. Corwin will prepare materials to accurately and adequately describe, set forth or embody any of the foregoing and deliver the same to the Company in order to accomplish or complete the transfer of any and all of the foregoing to the Company and shall be reimbursed by the Company for all of his reasonable out-of-pocket expenses in connection therewith.

    5C. Mr. Corwin agrees to execute all documents and to take all such other action as the Company may reasonably require (being reimbursed for all of his reasonable out-of-pocket expenses in this connection) in order to assign to the Company any and all rights to any materials prepared by him during and in connection with his employment hereunder.

    6A. Mr. Corwin agrees that, during his employment hereunder for a period of two (2) years after termination of his employment hereunder for whatever reason (except in the event such termination is caused by (a) a material breach of this Agreement by the Company, or (b) the Company's bankruptcy (as defined in Paragraph 14 hereof), he shall not (without the prior written consent of the Company) (i) solicit as a client or customer in competition with the Company any persons or entities which were, during his employment hereunder, clients or customers of the Company, (ii) enter into any business arrangements with any of the foregoing which could be reasonably deemed to be materially competitive with or materially injurious to any business in which the Company is engaged at the time of such termination, or (iii) solicit, or be instrumental in any way in causing, any other person to leave the employ of the Company. Mr. Corwin further agrees that he shall not (without the prior written consent of the Company) for a period of two (2) years after the termination of his employment hereunder for any reason, directly or indirectly, individually or as a director, partner, employee, officer or agent, engage in any employment, performance of services or other activity on behalf of any company if such employment, performance of services or other activity can be reasonably deemed to be materially competitive with or materially injurious to any business in which the Company is engaged at the time of such termination.

    6B. For purposes only of determining whether services by Mr. Corwin during the aforesaid two-year (2-year) period after his termination of employment hereunder shall be "materially competitive with or materially injurious to the Company" within the meaning of this paragraph, either party may initiate arbitration proceedings to make such determination pursuant to Paragraph 13 hereof.

    6C. If Mr. Corwin commits a material breach of any of the provisions of Paragraph 5A, 5B, 5C, or 6A, the Company shall have the right and remedy to have such provisions specifically enforced by any court having equity jurisdiction, since any such breach or threatened breach will cause irreparable injury to the Company and money damages will not provide an adequate remedy to the Company.

    7. During the Term, Mr. Corwin will not directly or indirectly engage in the business of, or own or control any interest in (except as a passive investor owning less than ten percent (10%) of the equity securities of a publicly owned company) or act as director, officer or employee of, or consultant to, any individual, partnership, joint venture, corporation or other business entity directly or indirectly engaged anywhere in the United States in any business competing with the business carried on by the Company or any of its subsidiaries.

    8A. It is specifically understood and agreed that the Company may terminate this Agreement and its obligations to Mr. Corwin hereunder prior to a change in control or upon voluntary retirement by Mr. Corwin from active employment with the Company. Notwithstanding the foregoing, any breach of this Agreement by the Company or any notice of termination which is ultimately determined to have been a breach of this Agreement, within one year of a change in control, shall be deemed notice of termination, and the provisions of Paragraph 2B above shall apply so as to have the effect of fixing the Term as provided herein and terminating Mr. Corwin's employment with the Company.

    8B. At any time during the Term of this Agreement, after a change in control has taken place, should the Company reduce the compensation or benefits then being paid to Mr. Corwin, it shall be deemed a breach of this Agreement and a notice of termination, and the provisions of Paragraph 2B above shall apply so as to have the effect of fixing the Term as provided herein and terminating Mr. Corwin's employment with the Company.

    8C. At any time during the Term of this Agreement, after a change in control has taken place, should the Company change Mr. Corwin's position or duties without his written consent, it shall be deemed a breach of this Agreement and a notice of termination, and the provisions of Paragraph 2B above shall apply so as to have the effect of fixing the Term as provided herein and terminating Mr. Corwin's employment with the Company.

    9. In the event that during Mr. Corwin's lifetime and during the Term of this Agreement, after a change in control has taken place, the Company defaults as to any payment under this Agreement or fails to make any payments provided for in this Agreement and fails to cure such default or make such payment within ten (10) days after written notice thereof, or written demand therefor, or in the event that the Company terminates this Agreement for cause and it is ultimately determined that such termination was wrongful, Mr. Corwin may elect to treat such default or wrongful termination as a breach of this Agreement and shall be entitled to recover all of his expenses, including reasonable attorneys fees in prosecuting or defending any actions or proceedings arising out of, or in any other way relating to, the matters referred to in this paragraph, and the provisions of Paragraph 2B of this Agreement shall apply.

    10. Any controversy, claim or dispute arising out of or relating to this Agreement, including without limitation, any claim for breach of this Agreement, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association (AAA) obtaining at the time of such proceeding, except that the authority of the arbitrators shall be limited to the interpretation and enforcement of the terms and conditions of this Agreement and the arbitrators shall set forth in writing the reasons for their decisions. Judgement upon any award rendered by the arbitrators pursuant hereto may be entered in any court having jurisdiction thereof and thereafter enforced. Either party shall have the right to initiate arbitration proceedings. Any arbitration shall take place at the office of the AAA with the closest geographical proximity to the Company's executive offices. There shall be three arbitrators. Each party shall appoint one arbitrator. If either party fails to appoint an arbitrator within five (5) days from the date upon which the notice of the initiating party of its intention to arbitrate is received by the other party to such proceeding, the AAA shall make the appointment for said party. The two arbitrators appointed in the manner provided for above shall appoint a third arbitrator, mutually acceptable to them. If the two arbitrators first appointed cannot, for any reason, agree upon a third arbitrator, or an acceptable person is unable to act, the AAA shall appoint the third arbitrator in accordance with its rules.

    11. Mr. Corwin may terminate this Agreement prior to the date of expiration of the Term hereinabove set forth by written notice to the Company if the Company shall file a petition in bankruptcy, make a voluntary assignment for the benefit of creditors, file a petition or an answer seeking an arrangement with creditors or take advantage of any insolvency law, or if the Company applies for or consents to the appointment of a receiver or trustee of all or a substantial part of its assets, or an order, judgement or decree shall be entered in any court of competent jurisdiction appointing a receiver of all or a substantial part of its assets, and such order, judgement or decree shall continue unstayed and in effect for any consecutive period of ninety (90) days.

    12. This Agreement and all rights hereunder are personal to Mr. Corwin and shall not be assignable; provided, however, that all of Mr. Corwin's rights under the Agreement shall inure the benefit of his heirs, distributees, personal representatives or designees or other legal representatives, as the case may be. Any person, firm or corporation succeeding to the business of the Company by merger, purchase, consolidation or otherwise, shall assume by contract or operations of law the obligations of the Company hereunder; provided, however, that the Company shall, notwithstanding such assumption or assignment, remain liable and responsible for fulfilling the obligations of the Company under this Agreement.

    This Agreement supersedes and replaces any and all present written or oral agreements of employment between the parties hereto, and all such agreements are hereby deemed cancelled, revoked and of no further for or effect.

    13. Without in any way implying that any provisions hereof is invalid or unenforceable, the invalidity or unenforceability of any provision hereof shall in not way affect the validity or enforceability of any other provision.

    14. This Agreement constitutes the whole agreement between the parties hereto, and there are no terms other than those stated herein. No variation hereof shall be deemed valid unless in writing and signed by the parties hereto, and no discharge of the terms hereof shall be deemed valid unless by full performance by the parties hereto or by a writing signed by the parties hereto. No waiver by either party of any provisions or condition of this Agreement to be performed by them should be deemed a waiver of any other provisions of this Agreement.

    15. Any notice, statement, report, request or demand required or permitted to be given by this Agreement shall be in writing, and shall be sufficient if addressed and sent by certified mail, return receipt requested, to the parties at the addresses set forth above, or at such other place that either party may designate by notice to the other and shall be deemed given when so mailed.

    16. This Agreement has been made in, and shall be interpreted according to the laws of, the state of New York. The parties hereto submit to the jurisdic-tion of the courts of the state of New York for the purpose of any actions or proceedings which may be required to enforce the provisions of this Agreement or an award made in any arbitration proceeding initiated hereunder.

    IN WITNESS WHEREOF, the parties have hereunto set their respective hands and seals causing these presents to be executed as of the day and year first above written.

Witnessed:


/s/                                  /s/
                                     Daniel K. Corwin

Witnessed:
                                     ACME ELECTRIC CORPORATION


/s/                                  By: /s/
                                     David G. Anderson
                                     Scretary and Treasurer

                              EMPLOYMENT AGREEMENT


    AGREEMENT made as of the 30th day of June 1995 by and between Acme Electric Corporation, a New York corporation, having an office at 400 Quaker Road, East Aurora, New York, (the "Company") and Mr. Robert J. McKenna, residing at 5 Hummingbird Court, Orchard Park, New York, ("Mr. McKenna").

                              W I T N E S S E T H:

    WHEREAS, Mr. McKenna is Chief Executive Officer ("CEO"), Chairman and President of the Company; and

    WHEREAS, the Company believes that it is in its best interest to assure the continued services of Mr. McKenna as its CEO, Chairman and President on the terms and conditions hereinafter set forth; and

    WHEREAS, Mr. McKenna is desirous of receiving assurances that should a "change in control" hereinafter defined take place at the Company, he will be provided with security as to his position, compensation and benefits.

    NOW, THEREFORE, in consideration of the premises and the mutual agreement hereinafter contained, the parties hereto agree as follows:

    1. The Company hereby employs Mr. McKenna and Mr. McKenna hereby accepts employment with the Company as its CEO, Chairman and President upon the terms and conditions herein contained.

    2A. The initial Term shall be for a period commencing on the date hereof and terminating three years from the date of commencement or three years from its most recent extension date, whichever is later.

    At the end of each month during the Term, the Term shall be automatically continued and extended for one additional month, unless on or before fifteen days prior to the end of any month during the Term, the Company shall give to Mr. McKenna or Mr. McKenna shall give to the Company a notice of intent not to extend. Then, in such event, the Term as theretofore automatically extended shall be deemed further extended for one additional month, and thereafter there shall be no further automatic extensions. (As an example, should the Company or Mr. McKenna give to the other party a written notice of intent not to extend on November 15, 1995, the Agreement would be deemed extended to, and would expire on, December 31, 1998.) "Term" as used in this Agreement shall be deemed to mean the period of employment from the date hereof through June 30, 1998, or as automatically extended pursuant to this Paragraph 2A.

    2B. Should the Company breach this Agreement pursuant to the provisions of Paragraphs 8A, 8B, 8C or 9 herein, Mr.McKenna shall be entitled to the following:
         a. Payments in an amount equal to the base salary payable over the then remaining Term of the Agreement, with such base salary to be in an amount equal to Mr. McKenna's salary in effect prior to such breach, plus bonus. The bonus amount will be equal to the average of Mr. McKenna's greatest two out of the previous three years' bonuses, or 30% of base salary, whichever is greater.
         b. Full medical insurance benefits and life insurance benefits comparable to those enjoyed prior to such breach, which shall extend for the duration of Mr. McKenna's life or until he accepts other full-time employment.
         c. Payments made pursuant to this paragraph 2B shall be made monthly from the date the Company breached this Agreement throughout the then remaining Term of the Agreement, or at Mr. McKenna's option in a lump sum, within thirty
(30) days of notification of such breach. Such lump sum shall be an amount equal to the discounted present value of the payments which were to be paid over the Term specified herein discounted at a rate of 10% per annum.

     2C. "Change in control" as used in this Agreement shall mean any one of the following:
          a. An acquisition of 35% or more of the Company's stock, or merger or consolidation by or with another entity or group;
          b. A tender offer or tender offers for the Company's stock, in which 35% or more of the outstanding stock of the Company is tendered or purchased by a single entity or affiliated group;
          c. A reclassification of securities or recapitalization of the Company which directly or indirectly, disproportionately increases or decreases the outstanding shares of any class of equity securities of the Company by 35% or more;
          d. A sale, lease, exchange, mortgage, pledge, transfer or other disposition of substantially all the assets of the Company approved by the Board of Directors to which Mr. McKenna dissented;
          e. A change in control shall be deemed to have occurred if at any time less than 51% of the members of the Board of Directors shall be persons who were either nominated for election by the Board of Directors or were elected by the Board of Directors.

    3. Except as otherwise herein provided during the Term of the Agreement, the Company shall employ Mr. McKenna as its CEO, Chairman and President and he shall serve the Company in such capacity, performing the normal duties of a CEO, Chairman and President of a corporation in the Company's business, subject at all times to the direction and control of the Board of Directors of the Company, shall devote his time, attention, skill and energy to the business, welfare and affairs of the Company, and shall use his best efforts to promote the interests of the Company, it being understood that the conduct of such duties does not require his attendance at the offices of the Company during any particular fixed periods. Mr. McKenna hereby consents to continue to serve as a Director of the Company or any subsidiary thereof without additional compensation.

     4A. The Company shall pay and Mr. McKenna shall accept as compensation for all services to be rendered hereunder and during the Term, a base salary determined by the Board of Directors of the Company pursuant to its normal procedure for setting yearly salaries for officers of the Company (currently, $215,000 per annum). Such payments hereunder shall be payable in accordance with the prevailing salary payroll practices of the Company and subject to such deductions as are agreed to by Mr. McKenna. Nothing contained in this Agreement shall be deemed to prevent the Company during the Term hereof from giving bonuses or other additional consideration to Mr. McKenna from time to time as determined by the Board of Directors or, except as otherwise specifically provided herein, prevent Mr. McKenna from receiving benefits in accordance with any benefit plan or program made available by the Company to its officers, salaried employees or directors.

     4B. The Company shall reimburse Mr. McKenna for all expenses reasonably incurred by him in connection with his performance of services to the Company, including entertainment and travel. Mr. McKenna shall be entitled to receive or participate in all other fringe benefits, such as medical and hospital plans, profit-sharing plans and pension plans, stock options under the then existing corporate stock option plan (currently 10,000 shares following each year of profitable operation), and use and maintenance of an automobile, which the Company may generally make available to its executive employees.

     4C. Notwithstanding anything herein to the contrary, the Company shall not be obligated to pay any portion of any amount otherwise payable to Mr. McKenna pursuant to this Agreement if the Company could not reasonably deduct such portion in accordance with the Internal Revenue Code then in effect.

     5A. Mr. McKenna acknowledges that during the course of his employment hereunder, he will acquire, possess and become exposed to confidential and proprietary information and materials of the Company. Accordingly, during his employment hereunder and for a period of two (2) years thereafter, he shall not, for any reason whatever, except in the regular authorized course of the Company's business under appropriate secrecy provisions, directly or indirectly, use or exploit or disclose or divulge to anyone (who is not authorized to receive the same), without the prior written permission of the Company, any proprietary information, including, but not limited to, trade secrets, know-how, data, materials or other knowledge relating to or pertaining to the business of the Company, unless the same (i) has been published and/or has become a part of the public domain other than by Acts of Omission by Mr. McKenna; (ii) has been lawfully furnished or made known to Mr. McKenna by a third party without restriction on disclosure or use; and (iii) was in Mr. McKenna's possession at the time he first became associated with the Company and was not acquired by Mr. McKenna either directly or indirectly from the Company.

    5B. All documents, records, prototypes or other tangible embodiments or evidence of the discoveries, trade secrets, information, know-how, data, materials or other knowledge previously referred to, which may at any time be acquired by or come into the possession of Mr. McKenna during his employment hereunder (except materials excluded in Subparagraph A hereof), are the sole and exclusive property of the Company and must be surrendered to the Company, without demand therefor, upon termination of Mr. McKenna's employment hereunder, or upon the request by the Company at any other time; and, in addition, prior to such termination of employment or upon the reasonable request by the Company at any other time, Mr. McKenna will prepare materials to accurately and adequately describe, set forth or embody any of the foregoing and deliver the same to the Company in order to accomplish or complete the transfer of any and all of the foregoing to the Company and shall be reimbursed by the Company for all of his reasonable out-of-pocket expenses in connection therewith.

    5C. Mr. McKenna agrees to execute all documents and to take all such other action as the Company may reasonably require (being reimbursed for all of his reasonable out-of-pocket expenses in this connection) in order to assign to the Company any and all rights to any materials prepared by him during and in connection with his employment hereunder.

    6A. Mr. McKenna agrees that, during his employment hereunder for a period of two (2) years after termination of his employment hereunder for whatever reason (except in the event such termination is caused by (a) a material breach of this Agreement by the Company, or (b) the Company's bankruptcy (as defined in Paragraph 14 hereof), he shall not (without the prior written consent of the Company) (i) solicit as a client or customer in competition with the Company any persons or entities which were, during his employment hereunder, clients or customers of the Company, (ii) enter into any business arrangements with any of the foregoing which could be reasonably deemed to be materially competitive with or materially injurious to any business in which the Company is engaged at the time of such termination, or (iii) solicit, or be instrumental in any way in causing, any other person to leave the employ of the Company. Mr. McKenna further agrees that he shall not (without the prior written consent of the Company) for a period of two (2) years after the termination of his employment hereunder for any reason, directly or indirectly, individually or as a director, partner, employee, officer or agent, engage in any employment, performance of services or other activity on behalf of any company if such employment, performance of services or other activity can be reasonably deemed to be materially competitive with or materially injurious to any business in which the Company is engaged at the time of such termination.

    6B. For purposes only of determining whether services by Mr. McKenna during the aforesaid two-year (2-year) period after his termination of employment hereunder shall be "materially competitive with or materially injurious to the Company" within the meaning of this paragraph, either party may initiate arbitration proceedings to make such determination pursuant to Paragraph 13 hereof.

    6C. If Mr. McKenna commits a material breach of any of the provisions of Paragraph 5A, 5B, 5C, or 6A, the Company shall have the right and remedy to have such provisions specifically enforced by any court having equity jurisdiction, since any such breach or threatened breach will cause irreparable injury to the Company and money damages will not provide an adequate remedy to the Company.

    7. During the Term, Mr. McKenna will not directly or indirectly engage in the business of, or own or control any interest in (except as a passive investor owning less than ten percent (10%) of the equity securities of a publicly owned company) or act as director, officer or employee of, or consultant to, any individual, partnership, joint venture, corporation or other business entity directly or indirectly engaged anywhere in the United States in any business competing with the business carried on by the Company or any of its subsidiaries.

    8A. It is specifically understood and agreed that the Company may terminate this Agreement and its obligations to Mr. McKenna hereunder prior to a change in control or upon voluntary retirement by Mr. McKenna from active employment with the Company. Notwithstanding the foregoing, any breach of this Agreement by the Company or any notice of termination which is ultimately determined to have been a breach of this Agreement, within one year of a change in control, shall be deemed notice of termination, and the provisions of Paragraph 2B above shall apply so as to have the effect of fixing the Term as provided herein and terminating Mr. McKenna's employment with the Company.

    8B. At any time during the Term of this Agreement, after a change in control has taken place, should the Company reduce the compensation or benefits then being paid to Mr. McKenna, it shall be deemed a breach of this Agreement and a notice of termination, and the provisions of Paragraph 2B above shall apply so as to have the effect of fixing the Term as provided herein and terminating Mr. McKenna's employment with the Company.

    8C. At any time during the Term of this Agreement, after a change in control has taken place, should the Company change Mr. McKenna's position or duties without his written consent, it shall be deemed a breach of this Agreement and a notice of termination, and the provisions of Paragraph 2B above shall apply so as to have the effect of fixing the Term as provided herein and terminating Mr. McKenna's employment with the Company.

    9. In the event that during Mr. McKenna's lifetime and during the Term of this Agreement, after a change in control has taken place, the Company defaults as to any payment under this Agreement or fails to make any payments provided for in this Agreement and fails to cure such default or make such payment within ten (10) days after written notice thereof, or written demand therefor, or in the event that the Company terminates this Agreement for cause and it is ultimately determined that such termination was wrongful, Mr. McKenna may elect to treat such default or wrongful termination as a breach of this Agreement and shall be entitled to recover all of his expenses, including reasonable attorneys fees in prosecuting or defending any actions or proceedings arising out of, or in any other way relating to, the matters referred to in this paragraph, and the provisions of Paragraph 2B of this Agreement shall apply.

    10. Any controversy, claim or dispute arising out of or relating to this Agreement, including without limitation, any claim for breach of this Agreement, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association (AAA) obtaining at the time of such proceeding, except that the authority of the arbitrators shall be limited to the interpretation and enforcement of the terms and conditions of this Agreement and the arbitrators shall set forth in writing the reasons for their decisions. Judgement upon any award rendered by the arbitrators pursuant hereto may be entered in any court having jurisdiction thereof and thereafter enforced. Either party shall have the right to initiate arbitration proceedings. Any arbitration shall take place at the office of the AAA with the closest geographical proximity to the Company's executive offices. There shall be three arbitrators. Each party shall appoint one arbitrator. If either party fails to appoint an arbitrator within five (5) days from the date upon which the notice of the initiating party of its intention to arbitrate is received by the other party to such proceeding, the AAA shall make the appointment for said party. The two arbitrators appointed in the manner provided for above shall appoint a third arbitrator, mutually acceptable to them. If the two arbitrators first appointed cannot, for any reason, agree upon a third arbitrator, or an acceptable person is unable to act, the AAA shall appoint the third arbitrator in accordance with its rules.

    11. Mr. McKenna may terminate this Agreement prior to the date of expiration of the Term hereinabove set forth by written notice to the Company if the Company shall file a petition in bankruptcy, make a voluntary assignment for the benefit of creditors, file a petition or an answer seeking an arrangement with creditors or take advantage of any insolvency law, or if the Company applies for or consents to the appointment of a receiver or trustee of all or a substantial part of its assets, or an order, judgement or decree shall be entered in any court of competent jurisdiction appointing a receiver of all or a substantial part of its assets, and such order, judgement or decree shall continue unstayed and in effect for any consecutive period of ninety (90) days.

    12. This Agreement and all rights hereunder are personal to Mr. McKenna and shall not be assignable; provided, however, that all of Mr. McKenna's rights under the Agreement shall inure the benefit of his heirs, distributees, personal representatives or designees or other legal representatives, as the case may be. Any person, firm or corporation succeeding to the business of the Company by merger, purchase, consolidation or otherwise, shall assume by contract or operations of law the obligations of the Company hereunder; provided, however, that the Company shall, notwithstanding such assumption or assignment, remain liable and responsible for fulfilling the obligations of the Company under this Agreement.

    This Agreement supersedes and replaces any and all present written or oral agreements of employment between the parties hereto, and all such agreements are hereby deemed cancelled, revoked and of no further for or effect.

    13. Without in any way implying that any provisions hereof is invalid or unenforceable, the invalidity or unenforceability of any provision hereof shall in not way affect the validity or enforceability of any other provision.

    14. This Agreement constitutes the whole agreement between the parties hereto, and there are no terms other than those stated herein. No variation hereof shall be deemed valid unless in writing and signed by the parties hereto, and no discharge of the terms hereof shall be deemed valid unless by full performance by the parties hereto or by a writing signed by the parties hereto. No waiver by either party of any provisions or condition of this Agreement to be performed by them should be deemed a waiver of any other provisions of this Agreement.

    15. Any notice, statement, report, request or demand required or permitted to be given by this Agreement shall be in writing, and shall be sufficient if addressed and sent by certified mail, return receipt requested, to the parties at the addresses set forth above, or at such other place that either party may designate by notice to the other and shall be deemed given when so mailed.

    16. This Agreement has been made in, and shall be interpreted according to the laws of, the state of New York. The parties hereto submit to the jurisdic-tion of the courts of the state of New York for the purpose of any actions or proceedings which may be required to enforce the provisions of this Agreement or an award made in any arbitration proceeding initiated hereunder.

    IN WITNESS WHEREOF, the parties have hereunto set their respective hands and seals causing these presents to be executed as of the day and year first above written.

Witnessed:


/s/                                  /s/
                                     Robert J. McKenna

Witnessed:
                                     ACME ELECTRIC CORPORATION


/s/                                  By: /s/
                                     David G. Anderson
                                     Secretary & Treasurer